Exhibit 99.1

FOR IMMEDIATE RELEASE

ELLINGTON FINANCIAL LLC REPORTS ESTIMATED

BOOK VALUE PER SHARE AS OF JANUARY 31, 2011

NEW YORK, FEBRUARY 7, 2011 – Ellington Financial LLC (NYSE: EFC) (“Ellington Financial” or the “Company”) today announced that its estimated book value per common share as of January 31, 2011 was $24.91, or $24.34 on a diluted basis. These estimates are subject to change upon completion of the Company’s month-end valuation procedures relating to its investment positions, and any such change could be material. For month-end reports of its estimated book value per common share, the Company’s valuation procedures are generally less comprehensive than the valuation procedures employed for the Company’s quarterly and year-end financial statements, as the Company does not necessarily solicit third party valuations on substantially all of its assets, nor do the Company’s registered independent public accountants generally perform the types of reviews or audits that they do for the Company’s quarterly or annual financial statements. It is possible that, if the Company were to undertake a more comprehensive valuation analysis and/or obtain a review or audit from its accountants for its month-end report, it could determine that its book value per common share as of January 31, 2011 differs materially from the estimate set forth above. There can be no assurance that the Company’s estimated book value per common share as of January 31, 2011 is indicative of what the Company’s results are likely to be for the three month period ending March 31, 2011 or in future periods, and we undertake no obligation to update or revise our estimated book value per common share prior to our issuance of financial statements for such three-month period.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “believe,” “intend,” “seek,” “plan” and similar expressions or their negative forms, or by references to strategy, plans, or intentions. The Company’s results can fluctuate from month to month depending on a variety of factors, some of which are beyond the Company’s control and/or are difficult to predict, including, without limitation, changes in interest rates, changes in mortgage default rates and prepayment rates, and other changes in market conditions and economic trends. Furthermore, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under the heading “Risk Factors” set forth in Exhibit 99.2 to our Current Report on Form 8-K filed on November 17, 2010, which can be accessed through the link to our SEC filings under “For Our Shareholders” on our website (www.ellingtonfinancial.com). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports we file with the Securities and Exchange Commission (SEC), including reports on Forms 10-Q, 10-K and 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

This release and the information contained herein do not constitute an offer of any securities or solicitation of an offer to purchase securities.

About Ellington Financial LLC

Ellington Financial LLC is a specialty finance company that specializes in acquiring and managing mortgage-related assets, including residential mortgage backed securities backed by prime jumbo, Alt-A and subprime residential mortgage loans, residential mortgage-backed securities for which the principal and interest payments are guaranteed by a U.S. Government agency or a U.S. Government-sponsored entity and mortgage-related derivatives, as well as corporate debt and equity securities and derivatives. Ellington Financial LLC is externally managed and advised by Ellington Financial Management LLC, an affiliate of Ellington Management Group, L.L.C.

Investor Contact:	Media Contact:

Neha Mathur	Shawn Pattison or Dana Gorman
Vice President	The Abernathy MacGregor Group, for
Ellington Financial LLC	Ellington Financial LLC
(203) 409-3575	(212) 371-5999